Prepaid land use rights (Tables)	12 Months Ended
Dec. 31, 2015
Prepaid land use rights
Schedule of prepayment for land use rights

	As of December 31,	As of December 31,
	2014	2015
	RMB	RMB
Cost	491,638	491,638
Less: accumulated amortization	(43,019)	(53,082)

Net book value	448,619	438,556

Current portion of prepaid land use rights (recorded in other current assets)	10,063	10,063
Non-current portion of prepaid land use rights	438,556	428,493

Total	448,619	438,556